RELATED PARTIES	12 Months Ended
Dec. 31, 2025
Related Party Transactions [Abstract]
RELATED PARTIES	RELATED PARTIES
The Ellison Family (Successor)
At December 31, 2025, the Ellison Family, the controlling stockholder of Paramount, indirectly held approximately 77.5% of our voting Class A Common Stock through their collective approximate 77.5% ownership interest in Harbor Lights Entertainment, Inc. (f/k/a National Amusements, Inc.) and 47.8% of our Class A and non-voting Class B Common Stock on a combined basis. In addition, in connection with the PIPE transaction, the NAI Equity Investors (including entities controlled by the Ellison Family) received warrants to purchase a total of 200 million shares of Paramount Skydance Corporation Class B Common Stock (of which entities controlled by the Ellison Family received warrants to purchase a total of 155 million shares) at an initial exercise price of $30.50 per share (subject to customary anti-dilution adjustments), which expire five years after issuance. The Ellison Family is comprised of Lawrence Ellison and David Ellison. David Ellison is the son of Lawrence Ellison, and Lawrence Ellison and David Ellison are accordingly considered immediate family members. David Ellison is the CEO of Paramount and the Chairman of our Board of Directors.

Lawrence Ellison is the Chairman and a significant stockholder of Oracle Corporation (“Oracle”). During the Successor period, we made payments totaling $12 million relating to several multi-year software as a service agreements with Oracle, principally for finance and human resources, as well as Oracle software support agreements and database licenses used by various applications. In February 2026, we executed a six-year cloud infrastructure services agreement with Oracle with a total commitment of $300 million, under which payments escalate over the term, in connection with our anticipated enterprise, data, and streaming workloads.

In addition, we have lease agreements with terms that expire in 2034 under which the lessor is an entity owned and controlled by Lawrence Ellison. At December 31, 2025, the total liability associated with these leases was $174 million. During the period from August 7 - December 31, 2025 we recorded lease costs associated with these leases totaling $20 million.

The Ellison Family has investments in other entities over which they have control or can exert significant influence, which as a result, are related parties to us. We did not have any material transactions with these entities.
Other Related Parties
In the ordinary course of business, we are involved in transactions with our equity method investees, primarily for the licensing of television and film programming. The following tables present the amounts recorded in our consolidated financial statements related to these transactions.

	Successor	Predecessor
	Period From August 7 - December 31,	Period From January 1 - August 6,	Year Ended December 31,
	2025	2025	2024	2023
Revenues	$133	$198	$273	$322

Operating costs (a)	$43	$82	$114	$24
(a) Beginning in 2024, amounts include costs capitalized in programming assets during the period, as well as operating expenses.

	Successor	Predecessor
At December 31,	2025	2024
Receivables, net	$213	$190

Other assets (Receivables, noncurrent)	$87	$82
Through the normal course of business, we are involved in other transactions with related parties that have not been material in any of the periods presented.